Exhibit 10.12

LENDER CERTIFICATE

October 29, 2019

To:        JPMORGAN CHASE BANK, N.A.,
             as Administrative Agent

Antero Resources Corporation (the “Borrower”), certain Subsidiaries of Borrower, as Guarantors, the lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) have entered into that certain Fifth Amended and Restated Credit Agreement, dated as of October 26, 2017 (as the same has been and may further be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein have the meaning specified in the Credit Agreement.

Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective October 29,  2019 (the “Effective Date”) with a Commitment of $140,000,000 and (b) that, from and after the Effective Date, it shall be deemed to be a Lender in all respects under the Credit Agreement and the other Loan Documents and shall be bound thereby.

Very truly yours,

ROYAL BANK OF CANADA

By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

Antero Lender Certificate

Accepted and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

Accepted and Agreed:

ANTERO RESOURCES CORPORATION

By:	/s/ Michael Kennedy
Name:	Michael Kennedy
Title:	Senior Vice President – Finance

Antero Lender Certificate – Signature Page

SCHEDULE 1.01

Applicable Percentages and Commitments

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$ 160,000,000.00	6.06060606061%
Wells Fargo Bank, N.A.	$ 160,000,000.00	6.06060606061%
Bank of America, N.A.	$ 140,000,000.00	5.30303030303%
Barclays Bank PLC	$ 140,000,000.00	5.30303030303%
BMO Harris Bank N.A.	$ 140,000,000.00	5.30303030303%
Capital One, National Association	$ 140,000,000.00	5.30303030303%
Citibank, N.A.	$ 140,000,000.00	5.30303030303%
Credit Agricole Corporate and Investment Bank	$ 140,000,000.00	5.30303030303%
Royal Bank of Canada	$ 140,000,000.00	5.30303030303%
ABN Amro Capital USA LLC	$ 95,000,000.00	3.59848484848%
The Bank of Nova Scotia	$ 95,000,000.00	3.59848484848%
Compass Bank	$ 95,000,000.00	3.59848484848%
Canadian Imperial Bank of Commerce, New York Branch	$ 95,000,000.00	3.59848484848%
Credit Suisse AG, Cayman Islands Branch	$ 95,000,000.00	3.59848484848%
DNB Capital LLC	$ 95,000,000.00	3.59848484848%
ING Capital LLC	$ 95,000,000.00	3.59848484848%
Natixis, New York Branch	$ 95,000,000.00	3.59848484848%
Sumitomo Mitsui Banking Corporation	$ 95,000,000.00	3.59848484848%
Toronto Dominion (New York) LLC	$ 95,000,000.00	3.59848484848%
Branch Banking & Trust Company	$ 65,000,000.00	2.46212121212%
Comerica Bank	$ 65,000,000.00	2.46212121212%
Morgan Stanley Bank, N.A.	$ 65,000,000.00	2.46212121212%
PNC Bank National Association	$ 65,000,000.00	2.46212121212%
Suntrust Bank	$ 65,000,000.00	2.46212121212%
U.S. Bank National Association	$ 65,000,000.00	2.46212121212%
TOTAL	$ 2,640,000,000.00	100.00000000000%

Antero Lender Certificate – Signature Page